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                                                                  Exhibit 10.5

                                 QUITCLAIM DEED

        [Address of Property: 49 Charles Park Road, 45 Charles Park Road
                           and 192-206 Gardner Street,
                     West Roxbury, (Boston), Massachusetts]


         AARON SPENCER, LISA S. COHEN AND MARK N. SPENCER, with a mailing address at 100 Charles Park Road, West Roxbury, Massachusetts, for consideration paid of One ($1.00) Dollar, grants to CHARLES PARK ROAD, LLC, a Massachusetts limited liability company, with a principal place of business at 100 Charles Park Road, West Roxbury, (Boston), Massachusetts, with QUITCLAIM COVENANTS, four certain parcels of land in West Roxbury, Suffolk County, Massachusetts, together with the buildings thereon, described as follows:

PARCEL ONE

         Beginning at a point at the intersection of Gardner Street, Rivermoor Street and Charles Park Road; thence going in a general southeasterly direction, a distance of 171.56 feet to a point of curvature; thence on a curved line (radius 840 feet) a distance of 114.23 feet to the point of tangent; thence along a tangent a distance of 7.25 feet; thence in a southwesterly direction a distance of 104.00 feet to the northeasterly sideline of Charles Park Road; thence along a curved line (radius 556.97 feet) a distance of 199.90 feet to the point of tangent; thence north 26(degree) 46' 42" west a distance of 121.62 feet; thence along a curved line (radius 10 feet) a distance of 27.93 feet to the point of tangent which is the point of beginning.

PARCEL TWO

         The land with the buildings thereon in Boston (West Roxbury District) shown as Lot F on plan duly recorded with Suffolk Deeds Book 7279, Page 477, entitled: "Plan of Land in Boston (West Roxbury District) Mass., Nov. 1956, by
H. A. Brawley, Jr. & Associates, Civil Engineers", and bounded and described as follows:

         Beginning at a point which is the Northwest corner, which point is about 370 feet from the intersection of Gardner Street, Rivermoor Street and Charles Park Road, thence going in a general Southeasterly direction along the sideline of Gardner Street, a distance of 71.36 feet to a corner, thence going in a general Southwesterly direction by land of Harold L. Harvey and Margaret M. Harvey a distance of 122.12 feet to the Northeasterly sideline of Charles Park Road, thence in a general Northwesterly direction along the sideline of Charles Park Road a distance of 69.14 feet to a corner, thence in a general Northeasterly direction by land of John W. Blakeley


                                      -1-
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and Mary E. Blakeley a distance of 113.45 feet to the point of beginning, containing 8200 square feet more or less.

PARCEL THREE

         The land with the buildings thereon situated in that part of Boston called West Roxbury, Suffolk County, Commonwealth of Massachusetts, and being numbered 206 Gardner Street and being shown on plan by Joseph Selwyn, C.E. dated September 16, 1955 and recorded with Suffolk County Registry of Deeds in Book 7097, Page 520, and bounded and described as follows:

NORTHWESTERLY      by land now or  formerly  of Arthur  Shactman,  one  hundred sixty and  92/100 (160.92) feet;

SOUTHWESTERLY      by land now or formerly of Arthur Shactman seventy-five (75)
                   feet;

SOUTHEASTERLY      by land now or formerly of Arthur Shactman and land now or formerly of Roslindale Coal & Ice Company, one hundred sixty and 92/100 (160.92) feet; and

NORTHEASTERLY      by Gardner Street, seventy-five (75) feet.

Containing 12,079 square feet according to said plan and excepting therefrom so much thereof as was taken by the City of Boston by instrument dated February 29, 1956 which comprised 3915 square feet and the remaining land comprises 8154 square feet.

PARCEL FOUR

         That certain parcel of registered land situated in Boston (West Roxbury) in the County of Suffolk and Commonwealth of Massachusetts bounded and described as follows:

         Said land is determined by the Court to be located as shown on a plan drawn by George C. Hallisey, Surveyor, dated September 30, 1969, as modified and approved by the Court, filed in the Land Registration Office as Plan No. 30512-A, a copy of a portion of which is filed with Certificate of Title No. 82239.

         Said premises are conveyed (i) subject to and with the benefit of all easements, restrictions and other matters of record, insofar as in force and applicable and (ii) subject to real estate taxes due the City of Boston for fiscal year 1999 which the Grantee assumes and agrees to pay by the acceptance and recording of this deed.


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         For Grantor's title as to PARCEL ONE, see Deed from Alfred N. Naddaff,
Trustee of George A. Naddaff Trust to Aaron Spencer dated July 18, 1974 and recorded in Book 8274, Page 404 and as to PARCELS TWO, THREE AND FOUR, see Deed from Benny K. W. Chu and Justina F. L. Chu dated February 1, 1990 and recorded with Suffolk Registry of Deeds in Book 16099, Page 164, and registered with Suffolk Registry District of the Land Court as Document No. 461805.

      Witness the execution hereof under seal this 10 day of August, 1998.

                                  /s/ AARON D. SPENCER
                                  ----------------------------------------------
                                  Aaron Spencer

                                  /s/ LISA S. COHEN
                                  ----------------------------------------------
                                  Lisa S. Cohen

                                  /s/ MARK N. SPENCER
                                  ----------------------------------------------
                                  Mark N. Spencer

                        THE COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                     August 10, 1998

         Then personally appeared the above named Lisa S. Cohen and acknowledged the foregoing instrument to be her free act before me,

                                  /s/ MAURICE D. MOLOD
                                  ----------------------------------------------
                                  Maurice D. Molod,  Notary Public
                                  My commission expires: September 27, 2002
                                  [SEAL]

                        THE COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                     August 10, 1998

         Then personally appeared the above named Aaron D. Spencer and acknowledged the foregoing instrument to be his free act before me,

                                  /s/ MAURICE D. MOLOD
                                  ----------------------------------------------
                                  Maurice D. Molod,  Notary Public
                                  My commission expires: September 27, 2002
                                  [SEAL]



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                        THE COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                     August 10, 1998

         Then personally appeared the above named Mark Spencer and acknowledged the foregoing instrument to be his free act before me,


                                  /s/ MAURICE D. MOLOD
                                  ----------------------------------------------
                                  Maurice D. Molod,  Notary Public
                                  My commission expires: September 27, 2002
                                  [SEAL]